UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22054

Simple Capital Trust

(Exact name of registrant as specified in charter)

One Apple Hill

Suite 316

Natick, MA 01760

 (Address of principal executive offices)(Zip code)

Oriosto Medrano Santana

One Apple Hill

Suite 316

Natick, Massachusetts 01760

 (Name and address of agent for service)

Registrant's telephone number, including area code: 508-655-7948

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE SIMPLE CAPITAL FUND

June 30, 2009

SIMPLE CAPITAL

MANAGERS COMMENTARY

Performance to June 30, 2009	Six Months	One Year	Since Inception 8/17/2007
Simple Capital Fund	12.66%	-16.83%	-25.38%
S & P 500 Index	3.16%	-26.21%	-32.24%
Difference	+9.50%	+9.38%	+6.86%

Dear Fellow Shareholders,

For the 12 months ended June 30th 2009, the Simple Capital Fund’s net asset value per share decreased 16.83%. This compares to a decline of 26.21% for the Fund’s benchmark, the Standard and Poor’s 500 Index (the “S&P 500”) - a difference of +9.38%.

We will not soon forget the volatility and financial market mania that characterized the year ended June 30, 2009.  On September 15, 2008 global markets fell off a cliff after investment bank Lehman Brothers filed for bankruptcy and brokerage Merrill Lynch was bought out by Bank of America.  Within two months (November 20), the market had plunged 44.7% and then shot back up 23.8% to close out 2008.  From the beginning of January to early March the market experienced another stomach-churning 255 point drop taking the market to a new 14 year low.  Then from March 9 through June 30 the market raced back 242 points.

The fund’s performance for this period was above average mainly because in a very emotional period we kept our cool and remained rational while other investors became emotional and acted unwisely selling shares of wonderful companies at bargain prices.  We were pleased with our ability to stay focused on the core elements of our value philosophy (discipline, patience, and judgment) which allowed us to selectively deploy cash into what we believe are wonderful, long-term values, and also repositioning our portfolio, adding to some positions while reducing or eliminating others.   We believe the opportunity presented over the past year to invest more money at lower prices will certainly be to our long-term financial benefit.

However, outperforming the S&P 500 Index is of little comfort when the absolute returns are negative.  Although we are not happy with our absolute performance to date, we believe the long-term value of the fund has actually increased significantly.  The positive effects of acquiring shares of good companies such as Johnson & Johnson and General Electric, at such incredibly cheap prices will be felt over time; for now we all have to endure the pain of seeing a negative balance in our statements.

The main causes of the fund’s decline in net asset value were simply heavy exposure to the financial industry and not enough available cash during the year.  The stock prices of companies such as American Express and GE, which were at the center of the financial crisis, declined too far below their intrinsic value. Although we were able to sell some assets cheap to buy others we felt were cheaper, we did not have an adequate amount of cash available when panic reached its maximum level (March of 2009). Having cash on hand is an important part of our strategy.  Cash becomes your best defense when markets start to decline quickly.  It can also be a tremendous weapon as it allows you to buy pieces of great companies at lower prices.

Although the world economies are not completely out of the woods yet, we believe it is highly unlikely we will see an economic crisis of the same magnitude during peace time any time soon – markets however, are another matter entirely, they panic again without warning. That said, we believe the best way to invest is still to buy pieces of good companies cheap. Our value oriented strategy is what kept us in better shape than the overall market during this past year, and we remain confident that the real values of the companies within our current portfolio are extremely compelling and shall produce above average returns in the years to come.  We remain grateful for your confidence and support during these challenging times.

Sincerely,

Otto and Barry

Portfolio Managers

THE SIMPLE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2009 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED JUNE 30, 2009

	One Year	Since Inception (8/17/2007)
Simple Capital Fund (1)	(16.83)%	(14.59)%
S&P 500 Index (2)	(26.21)%	(19.60)%

11,500
9,000
6,500
4,000
Simple Capital Fund
S&P 500 Index
Inception Date: 8/17/2007
$7,444
$6,648
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09

(1) This chart assumes an initial investment of $10,000 made on 8/17/2007 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.

Performance figures represent past performance, which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on redemption of Fund shares.

For performance information current to the most recent month-end, please call (866) 694-6672.

(2) The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excluded the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

THE SIMPLE CAPITAL FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	The Simple Capital Fund
	Schedule of Investments
	June 30, 2009

Shares		Value

COMMON STOCKS - 90.79%

Bottled & Canned Soft Drinks - 2.77%
250	Mexican Economic Development, Inc. (Mexico) ADR	$ 8,060

Cement, Hydraulic - 3.01%
937	Cemex SAB de CV ADR (Mexico) *	8,752

Crude Petroleum & Natural Gas - 9.07%
682	Breitburn Energy Partners L.P.	5,238
600	Pengrowth Energy Trust Class A	4,740
400	Petroleo Brasileiro (Brazil)	16,392
		26,370

Deep Sea Foreign Transportation - 1.29%
650	Dryships, Inc.	3,757

Drilling Oil & Gas Wells - 1.46%
871	Precision Drilling Trust	4,250

Electronic & Other Electrical Equipment - 6.45%
1,600	General Electric Co.	18,752

Finance Services - 8.33%
1,025	American Express Company	23,821
700	Consumer Portfolio Services, Inc. *	416
		24,237
Fire, Marine & Casualty Insurance - 8.96%
9	Berkshire Hathaway, Inc. Class B *	26,061

Metal Mining - 2.01%
100	Vale S.A. ADR	1,763
200	Southern Copper Corp.	4,088
		5,851
Miscellaneous Industrial & Commercial Machinery & Equipment - 4.60%
300	Eaton Corp.	13,383

Miscellaneous Manufacturing Industries - 1.09%
200	International Game Technology	3,180

Operative Builders - 0.03%
2,700	WCI Communities, Inc. *	101

Perfumes, Cosmetics & Other Toilet Preparations - 7.30%
300	Colgate-Palmolive Co.	21,222

Pharmaceutical Preparations - 8.98%
200	Johnson & Johnson	11,360
500	Sanofi-Aventis (France)	14,745
		26,105
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 2.22%
400	Dow Chemical Co.	6,456

Radio Broadcasting Stations - 0.03%
100	CC Media Holdings, Inc. Class A *	100

Railroads, Line-Haul Operating - 3.79%
150	Burlington Northern Santa Fe Corp.	11,031

Savings Institution, Federally - 0.02%
5,805	PFF Bancorp, Inc. *	52

Semiconductors & Related Devices - 2.45%
400	MEMC Electronics Materials, Inc. *	7,124

Services-Advertising Agencies - 1.09%
100	Omnicom Group, Inc.	3,158

Services-Amusement & Recreation - 1.71%
1,000	Multimedia Games, Inc. *	4,960

Services-Computer Processing & Data Preparation - 0.87%
200	IMS Health, Inc.	2,540

Services-Management Services - 0.46%
1,104	CRM Holdings, Ltd. *	1,325

Services-Personal Services - 4.43%
500	Weight Watchers International, Inc.	12,885

Services-Prepackaged Software - 0.82%
100	Microsoft Corp.	2,377

State Commercial Banks - 5.83%
750	Banco Itau Holding Financeira SA ADR (Brazil)	11,873
100	M&T Bank Corp.	5,093
		16,966
Trucking & Courier Services (No Air) - 1.72%
100	United Parcel Services, Inc.	4,999

TOTAL FOR COMMON STOCKS (Cost $332,031) - 90.79%		264,054

SHORT TERM INVESTMENTS - 8.68%
25,246	Huntington Treasury Money Market Fund IV 0.01% ** (Cost $25,246)	25,246

TOTAL INVESTMENTS (Cost $357,277) - 99.47%		289,300

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.53%		1,547

NET ASSETS - 100.00%		$ 290,847

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2009.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

The Simple Capital Fund
Statement of Assets and Liabilities
June 30, 2009

Assets:
Investments in Securities, at Value (Cost $357,277)	$ 289,300
Receivables:
Dividends and Interest	648
Securities Sold	9,028
Due from Advisor	4,806
Total Assets	303,782
Liabilities:
Payables:
Other Accrued Expenses	12,935
Total Liabilities	12,935

Net Assets	$ 290,847

Net Assets Consist of:
Paid In Capital	$ 399,170
Accumulated Undistributed Net Investment Income	3,464
Accumulated Undistributed Realized Loss on Investments	(43,810)
Unrealized Depreciation in Value of Investments	(67,977)
Net Assets, for 41,440 Shares Outstanding	$ 290,847

Net Asset Value Per Share	$ 7.02

The accompanying notes are an integral part of these financial statements.

The Simple Capital Fund
Statement of Operations
For the year ended June 30, 2009
.

Investment Income:
Dividends (net of $245 of foreign tax withheld)	$ 7,146
Dividends from Money Market	132
Interest	312
Total Investment Income	7,590

Expenses:
Advisory Fees (Note 3)	2,765
Audit Fees	11,998
Transfer Agent Fees	7,502
Custody Fees	4,799
Miscellaneous Fees	131
Total Expenses	27,195
Fees Waived and Reimbursed by the Advisor (Note 3)	(23,324)
Net Expenses	3,871

Net Investment Income	3,719

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(38,220)
Net Change in Unrealized Depreciation on Investments	(17,591)
Realized and Unrealized Loss on Investments	(55,811)

Net Decrease in Net Assets Resulting from Operations	$ (52,092)

The accompanying notes are an integral part of these financial statements.

The Simple Capital Fund
Statements of Changes in Net Assets

		Period *
	Year Ended	Ended
	6/30/2009	6/30/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 3,719	$ 3,933
Realized Gain (Loss) on Investments	(38,220)	4,602
Unrealized Depreciation on Investments	(17,591)	(50,386)
Net Decrease in Net Assets Resulting from Operations	(52,092)	(41,851)

Distributions to Shareholders:
Net Investment Income	(4,189)	-
Realized Gains	(10,192)	-
Total Distributions Paid to Shareholders	(14,381)	-

Capital Share Transactions (Note 4)	31,356	267,815

Total Increase (Decrease) in Net Assets	(35,117)	225,964

Net Assets:
Beginning of Period	325,964	100,000

End of Period (Including Undistributed Net Investment Income of $3,464,	$ 290,847	$ 325,964
and $3,933, respectively)

* For the period August 17, 2007 (commencement of investment operations) through June 30, 2008.
The accompanying notes are an integral part of these financial statements.

The Simple Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

		Period *
	Year Ended	Ended
	6/30/2009	6/30/2008

Net Asset Value, at Beginning of Period	$ 8.96	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.09	0.15
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.65)	(1.19)
Total from Investment Operations	(1.56)	(1.04)

Distributions:
Net Investment Income	(0.11)	-
Realized Gains	(0.27)	-
Total from Distributions	(0.38)	-

Net Asset Value, at End of Period	$ 7.02	$ 8.96

Total Return ***	(16.83%)	(10.40%)

Ratio of Expenses to Average Net Assets
Before Waivers	9.84%	12.10%	****
After Waivers	1.40%	1.40%	****
Ratio of Net Investment Income to Average Net Assets
Before Waivers	(7.09%)	(8.98%)	****
After Waivers	1.35%	1.71%	****

Portfolio Turnover	126.92%	121.02%

* For the period August 17, 2007 (commencement of investment operations) through June 30, 2008.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** Annualized
The accompanying notes are an integral part of these financial statements.

THE SIMPLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 1. Organization

The Simple Capital Fund (the “Fund”), is a non-diversified series of the Simple Capital Trust (the “Trust”), an open-end regulated investment company that was organized as a Massachusetts Business Trust on February 12, 2007. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies.  At present, there is only one series authorized by the Trust.  Simple Capital, LLC is the advisor to the Fund (the “Advisor”).  The Fund’s investment objective is to provide long-term capital appreciation. The Fund’s principal investment strategy is value investing.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation - Security Valuations: The Fund’s investments are valued on the basis of official closing prices or market quotations. If official closing prices or market quotations are not readily available, or if a securities value has been materially affected by events occurring after the close of the market in which the security is principally traded but before 4:00 p.m. eastern time, that security will be valued at the fair value determined in good faith by the Advisor, subject to the review and oversight of the Fund’s Board of Trustees. The Fund may use an independent pricing service to determine the fair value of specific securities.

Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as “price arbitrage”). To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities by short-term traders, but there is no assurance the Fund’s fair valuation policies will prevent dilution of the Fund’s NAV.

Equity Securities    The Fund intends to be fully invested in equity securities. These securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed Income Securities- The Fund may invest in money market instruments and other securities in U.S. dollar and non-U.S. dollar denominated money market instruments and other securities, including debt obligations issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions. The Fund may also invest in (1) money market instruments and other securities issued by international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (2) non-dollar securities issued by the U.S. government; and (4) foreign corporations includes short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers' acceptance, and other short-term liquid instruments.

The Fund may also invest in U.S. and foreign government securities, corporate debt obligations variable amount master demand notes, variable and floating rate securities, repurchase agreements, commercial paper, bank instruments, real estate investment trusts (REITS) as well as other investment companies, convertible securities warrants and depository receipts.

Money market instruments and other securities in which the Fund may invest generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees.

FAS 157 - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective July 1, 2008. In accordance with FAS 157, as amended, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2009:

Assets	Level 1	Level 2	Level 3	Total
Equity Securities	$264,054	-	-	$264,054
Short-Term Investments	25,246	-	-	25,246
Total	$289,300	-	-	$289,300

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

Distributions to Shareholders-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date. See Note 8 for additional dividend information.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Transaction Timing- The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 3. Investment Management Agreement

The Fund has a management agreement with the Advisor to furnish investment advisory and management services to the Fund.  The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00%. For the year ending June 30, 2009, the Advisor earned a fee of $2,765 from the Fund.

The Advisor has contractually agreed to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at 1.40% of its average daily net assets for the first five years of the operations of the Fund.  The Advisor reimbursed the Fund $23,324 for expenses for the year ended June 30, 2009.  The Advisor owed the Fund $4,806 at June 30, 2009.

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of June 30, 2009 was $399,170.  Transactions in capital were as follows:

July 1, 2008 through June 30, 2009

	Shares	Amount
Shares sold	4,311	$28,051
Shares reinvested	2,365	14,381
Shares redeemed	(1,615)	(11,076)
Increase	5,061	$31,356

August 17, 2007 (commencement of investment operations) through June 30, 2008

	Shares	Amount
Shares sold	29,060	$292,830
Shares reinvested	-	-
Shares redeemed	(2,681)	(25,015)
Increase	26,379	$267,815

Note 5. Investment Transactions

For the year ended June 30, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $360,798 and $330,405 respectively.

Note 6. Tax Matters

As of June 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund was as follows:

Undistributed ordinary income

      $     3,464

Capital loss carryforward expiring 6/30/2017+

     ($  13,389)

Post-October capital loss deferrals realized between 11/1/08 and 6/30/2009*           ($  24,831)

Gross unrealized appreciation on investment securities

      $  26,803

Gross unrealized depreciation on investment securities

     ($  95,366)

Net unrealized depreciation on investment securities

     ($  68,563)

Cost of investment securities, including Short-Term investments

      $357,862

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

The difference between book and tax cost represents disallowed wash sales for tax purposes.

Note 7. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Norma Guerrero owns approximately 52% of the Fund.

Note 8.  Distributions to Shareholders

On December 30, 2008 the Fund declared and paid a distribution to shareholders of record of $.1089 per share from net investment income and $.265 from short-term capital gains.  The tax character of distributions paid was as follows:

Ordinary income

                $14,381

Capital gains

           0

$14,381

Note 9. New Accounting Pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management believes no adjustments were necessary to the financial statements at adoption.

The Fund adopted Financial Accounting Standards Board Standard No. 157-4 – Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are Not Orderly on June 15, 2009.  At adoption the Fund evaluated the level and activity for the assets and liabilities of the Fund to ascertain that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In May 2009, FASB issued Statement of Financial Standards No. 165, (“SFAS 165”).  SFAS 165 is effective for fiscal years and interim periods ending after June 15, 2009.  SFAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued.  In accordance with the adoption of SFAS No. 165, and in preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through August 28, 2009, the date the financial statements were available to be issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Simple Capital Fund,

  a Series of Simple Capital Trust

We have audited the accompanying statement of assets and liabilities of The Simple Capital Fund, a Series of the Simple Capital Trust (the “Fund”), including the schedule of investments, as of June 30, 2009 and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the year then ended and the period August 17, 2007 (commencement of investment operations) through June 30, 2008.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of June 30, 2009, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Simple Capital Fund, a Series of Simple Capital Trust as of June 30, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended  and the period August 17, 2007 (commencement of investment operations) through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 29, 2009

The Simple Capital Fund
Expense Illustration
June 30, 2009 (Unaudited)

Expense Example

As a shareholder of the Simple Capital Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2009	June 30, 2009	January 1,2009 to June 30,2009

Actual	$1,000.00	$1,125.00	$7.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.00

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE SIMPLE CAPITAL FUND

ADDITIONAL INFORMATION

JUNE 30, 2009 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Age and Address	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Peter Delaney, 43 7 Oak Court, Poughkeepsie, NY 12603	Trustee Since inception of Fund and until a successor is elected and qualified	Founder and President, Staff Line, Inc., since 2000.
Jose P. Sanchez, 35 40 Kingston Street, Lawrence, MA 01843	Trustee Since inception of Fund and until a successor is elected and qualified	Engineer, Flir Systems, since 1996.
Ryan Hanna, 38 11 Langdon Avenue, Watertown, MA 02472	Trustee Since inception of Fund and until a successor is elected and qualified	Securities Analyst, Cambridge Trust Company, since 2001.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Age and Address	Position and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Oriosto Medrano, 35 c/o Simple Capital, LLC One Apple Hill Suite 316 Natick, MA 01760	Chief Executive Officer and Chief Compliance Officer Since inception of Fund and until a successor is elected and qualified

Chief Executive Officer and Co-Managing Member, Simple Capital, LLC – October 2005 through present; Consultant – BISYS Regulatory Services, 2004-2007; Examiner, U.S. Securities and Exchange Commission, 2003-2004, Paralegal, Hale & Dorr, LLP, 2001-2003.

Barry McNeil, 39 c/o Simple Capital, LLC One Apple Hill Suite 316 Natick, MA 01760	Treasurer, Principal Accounting and Financial Officer Since inception of Fund and until a successor is elected and qualified	Chief Financial Officer and Co-Managing Member, Simple Capital, LLC – January 2007 through present; The Mathworks 2002 through 2007, John Hancock Financial Services 1995- 2002.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1 (866) 694-6672 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 6-month period ended December 31 are available without charge upon request by (1) calling the Fund at (866) 694-6672 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1 (866) 694-6672.

Investment Advisory Renewal

At a Board meeting for the Simple Capital Fund (“Fund”) that was held on August 25, 2008 the Board of Trustees addressed the continuation of the Simple Capital Fund’s Investment Advisory Agreement. The nature, extent, and quality of Simple Capital LLC advisory services were discussed and evaluated by the Board of Trustees. The Board also discussed the performance of the market and the Fund’s benchmark the S&P 500 index. Based on the information provided and discussed, the Board approved the continuation of the investment advisory agreement between Simple Capital LLC and the Simple Capital Trust.

Board of Trustees

Peter Delaney

Jose P. Sanchez

Ryan Hanna

Investment Adviser

Simple Capital, LLC

One Apple Hill, Suite 316

Natick, Massachusetts 01760

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road, Abington, PA 19001

This report is provided for the general information of the shareholders of The Simple Capital Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 10,000

FY 2008

$ 10,000

(b)

Audit-Related Fees

Registrant

FY 2009

$ 10,000

FY2008

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2009

$ 1,500

FY 2008

$ 1,200

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2009

$ 0

FY 2008

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2009

$ 1,500

FY 2008

$ 1,200

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Simple Capital Trust

By /s/ Oriosto Medrano Santana

*Oriosto Medrano Santana

President and Treasurer

Date: September 8, 2009

*Print the name and title of each signing officer under his or her signature.